Federated International Bond Fund

A Portfolio of Federated International Series, Inc.

CLASS A SHARES (TICKER FTIIX)
CLASS B SHARES (TICKER FTBBX)
CLASS C SHARES (TICKER FTIBX)

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED January 31, 2010

After the section entitled “How is the Fund Organized?” please insert the following section:

“Non-Principal Investment Strategy - Trading Options on the CBOE Volatility Index

As a non-principal investment strategy, the Fund may trade option contracts on the CBOE Volatility Index (“VIX Options”) either as hedging transactions or in an attempt to realize gains from such trades, in each case as more fully described below. This strategy will expose the Fund to the Risks of a VIX Based Strategy and the Risks of Investing in Derivative Contracts and Hybrid Instruments.

Background on the CBOE Volatility Index and VIX Options

The CBOE Volatility Index, also known as the “VIX Index,” attempts to forecast the expected level of volatility in the U.S. stock market, as reflected by the S&P 500 Index (the “S&P 500”), over 30 days in the future. The Chicago Board Options Exchange calculates the VIX Index using a formula that averages the prices of designated options on the S&P 500. These prices have tended to increase during periods of heightened U.S. stock market uncertainty and decrease during periods of greater market stability, which, in turn, would result in increases or decreases, respectively, in the level of the VIX Index. Accordingly, the VIX Index is frequently referred to as the “fear gauge” of the U.S. stock market. Historically, the VIX Index has had a negative correlation with the S&P 500 (i.e., the level of the VIX Index rises as the level of the S&P 500 falls). VIX Options are exchange-traded derivative contracts based upon the expected value of the VIX Index at the expiration of the contract, rather than the current, or “spot” value of that index.

Investment Strategy Related to Trading VIX Options

The Fund’s principal investment strategies, as set forth in the Prospectus, focus on investing in foreign fixed-income securities. To implement these strategies, the Adviser monitors a variety of factors, including anticipated changes in global economic conditions, currencies and fixed-income markets. Expectations of volatility in the U.S. stock market, as forecasted by the VIX Index, can affect these factors. In the Adviser’s experience, historically, the VIX Index has shown a general tendency toward having a negative correlation with the returns of the foreign-fixed income securities in which the Fund invests. As such, exposure to the VIX Index may offer a diversification benefit to the Fund. Within this context, the Fund can trade VIX Options in order to:

  hedge against potential declines in the value of the Fund’s portfolio of foreign fixed-income investments, a type of a hedging transaction known as a “cross-hedge” (see SECURITIES IN WHICH THE FUND INVESTS - SECURITIES DESCRIPTIONS AND TECHNIQUES  -  Hedging); and/or
  realize gains in anticipation of an expected change in the value of the VIX Options (either related to or independent of the value of the Fund’s portfolio of investments).

To implement this non-principal investment strategy, the Fund can buy either call or put options in an attempt to benefit from increases or decreases, respectively, in the level of the VIX Index (see SECURITIES IN WHICH THE FUND INVESTS - SECURITIES DESCRIPTIONS AND TECHNIQUES  -  DERIVATIVE CONTRACTS  -  Option Contracts). Unless otherwise noted in this Statement of Additional Information, the Fund will only write a VIX option if it buys an equal number of the same type of VIX Options (i.e., calls or puts) with the same expiration date, but at different exercise prices. The Fund can use this type of trade, which is known as a “spread,” in an attempt to profit to a limited extent from a limited move in the level of the VIX Index at a lower cost than if the Fund made an outright purchase of the same type of option.

Risks of a VIX Index Based Strategy

There is no guarantee that the VIX based strategies will work as intended. VIX based investment strategies represent a relatively new investment strategy with respect to which limited historical data is available. There may be unexpected changes or interruptions in the historical tendency for a negative correlation between changes in the level of the VIX Index and the returns of the foreign-fixed income securities in which the Fund invests. Similarly, the level of the VIX Index and the prices of VIX Options, as well as the relationship between this level and these prices, may change in an unpredictable manner that may, in turn, have an unforeseeable effect on the Fund’s VIX Index based strategies. Additionally, a VIX Index based strategy may expose the Fund to increased levels of volatility relative to more traditional investment strategies that involve trading fixed-income securities. Finally, the VIX Index attempts to forecast the expected level of volatility in the U.S. stock market over 30 days in the future; the actual volatility of the market over a given time period may not conform to the level forecasted by the VIX for that period.”

March 18, 2010

Federated International Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450310 (3/10)